UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Reported Event):
October 30, 2009 (October 26, 2009)
PEROT SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14773 (Commission File Number)	75-2230700 (IRS Employer Identification No.)
2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(972) 577-0000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously disclosed in a Form 8-K filed on September 21, 2009 by Perot Systems Corporation, a Delaware corporation (the “Company”), in accordance with the terms of the Agreement and Plan of Merger, dated as of September 20, 2009 (the “Merger Agreement”), by and among the Company, Dell Inc., a Delaware corporation (“Dell”), and DII - Holdings, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Dell (“Purchaser”), on September 20, 2009, the Company’s Board authorized certain amendments to its change-in-control severance agreements. The amended change-in-control severance agreements (the “Amended Agreements”) provide that the Company’s named executive officers will receive (i) the accelerated equity benefits to be paid pursuant to the Merger Agreement with respect to options to purchase shares of the Company’s Class A common stock, par value $0.01 per share (“Shares”), stock appreciation rights settleable in Shares, restricted stock unit awards and restricted awards granted under the Company’s equity based compensation plans, and (ii) cash severance benefits equal to one or two times the applicable executive’s base salary and incentive payment allowance, plus a pro rata bonus amount and a health care benefit continuation amount, without any precondition that the named executive officer incur an involuntary termination of employment. Each of the Amended Agreements also provides that the applicable executive may be entitled to a “gross-up” payment to make the executive whole for any federal excise tax imposed on the change of control or severance benefits received by the executive. In the event that the merger is not completed, the Amended Agreements will be void and of no effect, and the prior change-in-control severance agreements will remain in effect.
     The Company entered into an Amended Agreement, dated as of October 26, 2009, with each of the Company’s executive officers, including the named executive officers.
     The foregoing description of the Amended Agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amended Agreements, a form of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Form of Change Change-in-Control Severance Agreement, dated as of October 26, 2009, by and among Perot Systems Corporation and each of the following executive officers of Perot Systems Corporation: Ross Perot, Jr., Peter A. Altabef, John E. Harper, Russell Freeman, Thomas D. Williams, John Lyon, Scott Barnes, Eugene L. Carrick, Steve Curts, Anurag Jain, Chuck Lyles and Jeff Renzi (incorporated by reference to Exhibit (e)(45) to Amendment No. 6 to Perot Systems Corporation’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on October 30, 2009).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2009	PEROT SYSTEMS CORPORATION
	By:	/s/ Thomas D. Williams
		Name:	Thomas D. Williams
		Title:	Vice President, Secretary & General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
10.1
Form of Change Change-in-Control Severance Agreement, dated as of October 26, 2009, by and among Perot Systems Corporation and each of the following executive officers of Perot Systems Corporation: Ross Perot, Jr., Peter A. Altabef, John E. Harper, Russell Freeman, Thomas D. Williams, John Lyon, Scott Barnes, Eugene L. Carrick, Steve Curts, Anurag Jain, Chuck Lyles and Jeff Renzi (incorporated by reference to Exhibit (e)(45) to Amendment No. 6 to Perot Systems Corporation’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on October 30, 2009).